Acquisitions and Related Transactions	12 Months Ended
Dec. 31, 2013
Acquisitions and Dispositions [Abstract]
Acquisitions and Related Transactions
ACQUISITIONS AND RELATED TRANSACTIONS:
2014 Transactions
Panhandle Merger
On January 10, 2014, Panhandle consummated a merger with Southern Union, the indirect parent of Panhandle, and PEPL Holdings, the sole limited partner of Panhandle, pursuant to which each of Southern Union and PEPL Holdings were merged with and into Panhandle (the “Panhandle Merger”), with Panhandle surviving the Panhandle Merger. In connection with the Panhandle Merger, Panhandle assumed Southern Union’s obligations under its 7.6% Senior Notes due 2024, 8.25% Senior Notes due 2029 and the Junior Subordinated Notes due 2066. At the time of the Panhandle Merger, Southern Union did not have operations of its own, other than its ownership of Panhandle and noncontrolling interest in PEI Power II, LLC, Regency (31.4 million Regency Common Units and 6.3 million Regency Class F Units), and ETP (2.2 million ETP Common Units). In connection with the Panhandle Merger, Panhandle also assumed PEPL Holdings’ guarantee of $600 million of Regency senior notes.
Trunkline LNG Transaction
On February 19, 2014, ETE and ETP completed the transfer to ETE of Trunkline LNG, the entity that owns a LNG regasification facility in Lake Charles, Louisiana, from ETP in exchange for the redemption by ETP of 18.7 million ETP Common Units held by ETE. The transaction was effective as of January 1, 2014.
In connection with ETE’s acquisition of Trunkline LNG, ETP agreed to continue to provide management services for ETE through 2015 in relation to both Trunkline LNG’s regasification facility and the development of a liquefaction project at Trunkline LNG’s facility, for which ETE has agreed to pay incremental management fees to ETP of $75 million per year for the years ending December 31, 2014 and 2015. ETE also agreed to provide additional subsidies to ETP through the relinquishment of future incentive distributions, as discussed further in Note 8.
Regency’s Pending Acquisition of PVR Partners, L.P.
In October 2013, Regency announced that it entered into a merger agreement with PVR (“PVR Acquisition”), pursuant to which, Regency intends to merge with PVR. This merger will be a unit-for-unit transaction plus a one-time approximately $37 million cash payment to PVR unitholders which represents total consideration of $5.6 billion, including the assumption of net debt of $1.8 billion. The holders of PVR common units, PVR Class B Units and PVR Special Units (“PVR Unit(s)”) will receive 1.02 Regency Common Units in exchange for each PVR Unit held on the applicable record date. In November 2013, Regency received clearance of the PVR Acquisition under the Hart-Scott-Rodino Antitrust Improvements Act. The transaction is subject to the approval of PVR’s unitholders and other customary closing conditions, and is expected to close in late March 2014. The PVR Acquisition is expected to enhance Regency’s geographic diversity with a strategic presence in the Marcellus and Utica shales in the Appalachian Basin and the Granite Wash in the Mid-Continent region.
Regency’s Pending Acquisition of Eagle Rock Energy Partners, L.P.’s Midstream Business
On December 23, 2013, Regency announced plans to purchase Eagle Rock Energy Partners, L.P.’s midstream business. This acquisition, valued at approximately $1.3 billion, will complement Regency’s core gathering and processing business, and when combined with the proposed acquisition of PVR Resources, will further diversify Regency’s basin exposure in the Texas Panhandle, East Texas and South Texas. The Partnership has agreed to purchase approximately 16.5 million Regency Common Units for approximately $400 million upon the closing of this acquisition. The Eagle Rock Acquisition is expected to close in the second quarter of 2014, and is subject to the approval of Eagle Rock’s unitholders, Hart-Scott-Rodino Antitrust Improvements Act approval and other customary closing conditions.
Regency’s Acquisition of Hoover Energy
On February 3, 2014, Regency completed its previously announced acquisition of the midstream assets of Hoover Energy. The consideration paid by Regency in exchange for the acquired Hoover entities was valued at $282 million (subject to customary post-closing adjustments) and consisted of (i) 4.0 million Regency Common Units issued to Hoover Energy and (ii) $184 million in cash. A portion of the consideration is being held in escrow as security for certain indemnification claims. Regency financed the cash portion of the purchase price through borrowings under its revolving credit facility.
2013 Transactions
Sale of Southern Union’s Distribution Operations
In December 2012, Southern Union entered into a purchase and sale agreement with The Laclede Group, Inc., pursuant to which Laclede Missouri agreed to acquire the assets of Southern Union’s MGE division and Laclede Massachusetts agreed to acquire the assets of Southern Union NEG division (together, the “LDC Disposal Group”). Laclede Gas Company, a subsidiary of The Laclede Group, Inc., subsequently assumed all of Laclede Missouri’s rights and obligations under the purchase and sale agreement. In February 2013, The Laclede Group, Inc. entered into an agreement with Algonquin Power & Utilities Corp (“APUC”) that allowed a subsidiary of APUC to assume the rights of The Laclede Group, Inc. to purchase the assets of Southern Union’s NEG division.
In September 2013, Southern Union completed its sale of the assets of MGE for an aggregate purchase price of $975 million, subject to customary post-closing adjustments. In December 2013, Southern Union completed its sale of the assets of NEG for cash proceeds of $40 million, subject to customary post-closing adjustments, and the assumption of $20 million of debt.
The LDC Disposal Group’s operations have been classified as discontinued operations for all periods in the consolidated statements of operations. The assets and liabilities of the LDC Disposal Group were classified as assets and liabilities held for sale at December 31, 2012.
The following table summarizes selected financial information related to Southern Union’s distribution operations in 2013 through MGE and NEG’s sale dates in September 2013 and December 2013, respectively, and for the period from March 26, 2012 to December 31, 2012:

	Years Ended December 31,
	2013	2012
Revenue from discontinued operations	$415	$324
Net loss of discontinued operations, excluding effect of taxes and overhead allocations	65	43

SUGS Contribution
On April 30, 2013, Southern Union completed its contribution to Regency of all of the issued and outstanding membership interest in Southern Union Gathering Company, LLC, and its subsidiaries, including SUGS (the “SUGS Contribution”). The general partner and IDRs of Regency are owned by ETE. The consideration paid by Regency in connection with this transaction consisted of (i) the issuance of approximately 31.4 million Regency common units to Southern Union, (ii) the issuance of approximately 6.3 million Regency Class F units to Southern Union, (iii) the distribution of $463 million in cash to Southern Union, net of closing adjustments, and (iv) the payment of $30 million in cash to a subsidiary of ETP. This transaction was between commonly controlled entities; therefore, the amounts recorded in the consolidated balance sheet for the investment in Regency and the related deferred tax liabilities were based on the historical book value of SUGS. In addition, PEPL Holdings, a wholly-owned subsidiary of Southern Union, provided a guarantee of collection with respect to the payment of the principal amounts of Regency’s debt related to the SUGS Contribution. The Regency Class F units have the same rights, terms and conditions as the Regency common units, except that Southern Union will not receive distributions on the Regency Class F units for the first eight consecutive quarters following the closing, and the Regency Class F units will thereafter automatically convert into Regency common units on a one-for-one basis.
ETP’s Acquisition of ETE’s Holdco Interest
On April 30, 2013, ETP acquired ETE’s 60% interest in Holdco for approximately 49.5 million of newly issued ETP Common Units and $1.40 billion in cash, less $68 million of closing adjustments (the “Holdco Acquisition”). As a result, ETP now owns 100% of Holdco. ETE, which owns the general partner and IDRs of ETP, agreed to forego incentive distributions on the newly issued ETP units for each of the first eight consecutive quarters beginning with the quarter in which the closing of the transaction occurred and 50% of incentive distributions on the newly issued ETP units for the following eight consecutive quarters. ETP controlled Holdco prior to this acquisition; therefore, the transaction did not constitute a change of control.
2012 Transactions
Southern Union Merger
On March 26, 2012, ETE completed its acquisition of Southern Union. Southern Union was the surviving entity in the merger and operated as a wholly-owned subsidiary of ETE until our contribution to Holdco discussed below.
Under the terms of the merger agreement, Southern Union stockholders received a total of approximately 57 million ETE Common Units and a total of approximately $3.01 billion in cash. Effective with the closing of the transaction, Southern Union’s common stock was no longer publicly traded.
Citrus Acquisition
In connection with the Southern Union Merger on March 26, 2012, ETP completed its acquisition of CrossCountry, a subsidiary of Southern Union which owned an indirect 50% interest in Citrus, the owner of FGT. The total merger consideration was approximately $2.0 billion, consisting of approximately $1.9 billion in cash and approximately 2.2 million ETP Common Units. See Note 4 for more information regarding ETP’s equity method investment in Citrus.
Sunoco Merger
On October 5, 2012, ETP completed its merger with Sunoco. Under the terms of the merger agreement, Sunoco shareholders received a total of approximately 55 million ETP Common Units and a total of approximately $2.6 billion in cash.
Sunoco generates cash flow from a portfolio of retail outlets for the sale of gasoline and middle distillates in the east coast, midwest and southeast areas of the United States. Prior to October 5, 2012, Sunoco also owned a 2% general partner interest, 100% of the IDRs, and 32% of the outstanding common units of Sunoco Logistics. As discussed below, on October 5, 2012, Sunoco’s interests in Sunoco Logistics were transferred to ETP.
Prior to the Sunoco Merger, on September 8, 2012, Sunoco completed the exit from its Northeast refining operations by contributing the refining assets at its Philadelphia refinery and various commercial contracts to PES, a joint venture with The Carlyle Group. Sunoco also permanently idled the main refining processing units at its Marcus Hook refinery in June 2012. The Marcus Hook facility continued to support operations at the Philadelphia refinery prior to commencement of the PES joint venture. Under the terms of the joint venture agreement, The Carlyle Group contributed cash in exchange for a 67% controlling interest in PES. In exchange for contributing its Philadelphia refinery assets and various commercial contracts to the joint venture, Sunoco retained an approximately 33% non-operating noncontrolling interest. The fair value of Sunoco’s retained interest in PES, which was $75 million on the date on which the joint venture was formed, was determined based on the equity contributions of The Carlyle Group. Sunoco has indemnified PES for environmental liabilities related to the Philadelphia refinery that arose from the operation of such assets prior the formation of the joint venture. The Carlyle Group will oversee day-to-day operations of PES and the refinery. JPMorgan Chase will provide working capital financing to PES in the form of an asset-backed loan, supply crude oil and other feedstocks to the refinery at the time of processing and purchase certain blendstocks and all finished refined products as they are processed. Sunoco entered into a supply contract for gasoline and diesel produced at the refinery for its retail marketing business.
ETP incurred merger related costs related to the Sunoco Merger of $28 million during the year ended December 31, 2012. Sunoco’s revenue included in our consolidated statement of operations was approximately $5.93 billion during October through December 2012. Sunoco’s net loss included in our consolidated statement of operations was approximately $14 million during October through December 2012. Sunoco Logistics’ revenue included in our consolidated statement of operations was approximately $3.11 billion during October through December 2012. Sunoco Logistics’ net income included in our consolidated statement of operations was approximately $145 million during October through December 2012.
Holdco Transaction
Immediately following the closing of the Sunoco Merger, ETE contributed its interest in Southern Union into Holdco, an ETP-controlled entity, in exchange for a 60% equity interest in Holdco. In conjunction with ETE’s contribution, ETP contributed its interest in Sunoco to Holdco and retained a 40% equity interest in Holdco. Prior to the contribution of Sunoco to Holdco, Sunoco contributed $2.0 billion of cash and its interests in Sunoco Logistics to ETP in exchange for 90.7 million Class F Units representing limited partner interests in ETP (“ETP Class F Units”). The Class F Units were exchanged for Class G Units in 2013 as discussed in Note 8. Pursuant to a stockholders agreement between ETE and ETP, ETP controlled Holdco (prior to ETP’s acquisition of ETE’s 60% equity interest in Holdco in 2013) and therefore, ETP consolidated Holdco (including Sunoco and Southern Union) in its financial statements subsequent to consummation of the Holdco Transaction.
Under the terms of the Holdco transaction agreement, ETE agreed to relinquish its right to $210 million of incentive distributions from ETP that ETE would otherwise be entitled to receive over 12 consecutive quarters beginning with the distribution paid on November 14, 2012.
Summary of Assets Acquired and Liabilities Assumed
We accounted for the Southern Union Merger and Sunoco Merger using the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. Our consolidated balance sheet presented as of December 31, 2012 reflects the purchase price allocations. Certain amounts included in the purchase price allocation as of December 31, 2012 for Southern Union have been changed from amounts reflected as of March 31, 2012 based on management’s review of the valuation.
The following table summarizes the assets acquired and liabilities assumed as of the respective acquisition dates:

	Sunoco (1)	Southern Union(2)
Current assets	$7,312	$556
Property, plant and equipment	6,686	6,242
Goodwill	2,641	2,497
Intangible assets	1,361	55
Investments in unconsolidated affiliates	240	2,023
Note receivable	821	—
Other assets	128	163
	19,189	11,536

Current liabilities	4,424	1,348
Long-term debt obligations, less current maturities	2,879	3,120
Deferred income taxes	1,762	1,419
Other non-current liabilities	769	284
Noncontrolling interest	3,580	—
	13,414	6,171
Total consideration	5,775	5,365
Cash received	2,714	37
Total consideration, net of cash received	$3,061	$5,328

(1)	Includes amounts recorded with respect to Sunoco Logistics.

(2)	Includes ETP’s acquisition of Citrus.
As a result of the Southern Union Merger, we recognized $38 million of merger-related costs during the year ended December 31, 2012. Southern Union’s revenue included in our consolidated statement of operations was approximately $1.26 billion since the acquisition date to December 31, 2012. Southern Union’s net income included in our consolidated statement of operations was approximately $39 million since the acquisition date to December 31, 2012.
Propane Operations
On January 12, 2012, ETP contributed its propane operations, consisting of HOLP and Titan to AmeriGas. ETP received approximately $1.46 billion in cash and approximately 30 million AmeriGas common units. AmeriGas assumed approximately $71 million of existing HOLP debt. In connection with the closing of this transaction, ETP entered into a support agreement with AmeriGas pursuant to which ETP is obligated to provide contingent, residual support of $1.50 billion of intercompany indebtedness owed by AmeriGas to a finance subsidiary that in turn supports the repayment of $1.50 billion of senior notes issued by this AmeriGas finance subsidiary to finance the cash portion of the purchase price.
We have not reflected the Propane Business as discontinued operations as ETP has a continuing involvement in this business as a result of the investment in AmeriGas that was transferred to ETP as consideration for the transaction.
In June 2012, ETP sold the remainder of its retail propane operations, consisting of its cylinder exchange business, to a third party. In connection with the contribution agreement with AmeriGas, certain excess sales proceeds from the sale of the cylinder exchange business were remitted to AmeriGas, and ETP received net proceeds of approximately $43 million.
Sale of Canyon
In October 2012, ETP sold Canyon for approximately $207 million.  The results of continuing operations of Canyon have been reclassified to loss from discontinued operations and the prior year amounts have been adjusted to present Canyon’s operations as discontinued operations. A write down of the carrying amounts of the Canyon assets to their fair values was recorded for approximately $132 million during the year ended December 31, 2012.  Canyon was previously included in our Investment in ETP segment.
2011 Transaction
LDH Acquisition
On May 2, 2011, ETP-Regency Midstream Holdings, LLC (“ETP-Regency LLC”), a joint venture owned 70% by ETP and 30% by Regency, acquired all of the membership interest in LDH, from Louis Dreyfus Highbridge Energy LLC for approximately $1.98 billion in cash (the “LDH Acquisition”), including working capital adjustments. ETP contributed approximately $1.38 billion to ETP-Regency LLC to fund its 70% share of the purchase price, while Regency contributed approximately $593 million to fund its 30% share of the purchase price. Subsequent to closing, ETP-Regency LLC was renamed Lone Star.
Lone Star owns and operates a natural gas liquids storage, fractionation and transportation business. Lone Star’s storage assets are primarily located in Mont Belvieu, Texas and its West Texas Pipeline transports NGLs through an intrastate pipeline system that originates in the Permian Basin in West Texas, passes through the Barnett Shale production area in North Texas and terminates at the Mont Belvieu storage and fractionation complex. Lone Star also owns and operates fractionation and processing assets located in Louisiana. The acquisition of LDH by Lone Star expanded ETP and Regency’s asset portfolios by adding a NGL platform with storage, transportation and fractionation capabilities.
ETP accounted for the LDH Acquisition using the acquisition method of accounting. Lone Star’s results of operations are consolidated into ETP’s NGL transportation and services operations, while Lone Star’s results are recorded as an equity method investment in our Investment in Regency segment. Regency’s equity method investment in Lone Star is reflected by ETP as noncontrolling interest attributable to Lone Star. These amounts have been eliminated in our consolidated financial statements.
Pro Forma Results of Operations
The following unaudited pro forma consolidated results of operations for the years ended December 31, 2012 and 2011 are presented as if the Sunoco Merger, Holdco Transaction and LDH Acquisition had been completed on January 1, 2011.

	Years Ended December 31,
	2012	2011
Revenues	$40,398	$37,560
Net income	868	865
Net income attributable to partners	866	863
Basic net income per Limited Partner unit	$1.55	$1.54
Diluted net income per Limited Partner unit	$1.55	$1.54
The pro forma consolidated results of operations include adjustments to:

•	include the results of Lone Star beginning January 1, 2010 and Southern Union and Sunoco beginning January 1, 2011;

•	include the incremental expenses associated with the fair value adjustments recorded as a result of applying the acquisition method of accounting; and
•include incremental interest expense related to the financing of ETP’s proportionate share of the purchase price.
The pro forma information is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations.